                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  January 21, 1997




                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


         Delaware                   1-6214                 No. 13-2553920
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)              Number)              Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (415) 477-1000


                                    Not applicable
            (Former name or former address, if changed since last report)

Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's financial results for the quarter and year ended December 31, 1996. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K in March 1997.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              27   Financial Data Schedule

              99 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter and year ended December 31, 1996.






                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 21, 1997.



                                      WELLS FARGO & COMPANY



                                      By:  FRANK A. MOESLEIN
                                      -------------------------
                                      Frank A. Moeslein
                                      Executive Vice President and Controller


WELLS EARNINGS

WELLS FARGO & COMPANY AND SUBSIDIARIES
SUMMARY FINANCIAL DATA --  NEWS RELEASE
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           % Change
                                                                  Quarter ended  Dec. 31, 1996 from          Year ended
                                                  ----------------------------- -------------------  ------------------
                                                    DEC. 31, Sept. 30,  Dec. 31, Sept. 30,  Dec. 31,  DEC. 31,  Dec. 31,        %
(in millions)                                          1996      1996      1995      1996      1995      1996      1995    Change
----------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIOD
Net income                                         $    123  $    321  $    306       (62)%    (60)% $  1,071  $  1,032         4%
Net income applicable to common stock                   103       302       295       (66)     (65)     1,004       990         1
Per common share
  Net income                                       $   1.12  $   3.23  $   6.29       (65)     (82)  $  12.21  $  20.37       (40)
  Dividends declared                                   1.30      1.30      1.15        --       13       5.20      4.60        13

Average common shares outstanding                      92.2      93.7      47.0        (2)      96       82.2      48.6        69

Profitability ratios (annualized)
  Net income to average total assets (ROA)             0.45%     1.18%     2.47%      (62)     (82)      1.15%     2.03%      (43)
  Net income applicable to common stock to
    average common stockholders' equity (ROE)          2.99      8.64     34.98       (65)     (91)      8.83     29.70       (70)

Efficiency ratio (1)                                   82.0%     67.3%     51.1%       22       60       69.0%     55.3%       25

Average loans                                      $ 67,097  $ 69,274  $ 34,423        (3)      95   $ 60,574  $ 34,508        76
Average assets                                      107,308   108,378    49,169        (1)     118     93,392    50,767        84
Average core deposits                                80,776    82,378    36,943        (2)     119     70,890    36,624        94

Net interest margin                                    6.14%     6.15%     6.08%       --        1       6.11%     5.80%        5

AT PERIOD END
Investment securities                              $ 13,505  $ 13,433  $  8,920         1       51   $ 13,505  $  8,920        51
Loans                                                67,389    69,233    35,582        (3)      89     67,389    35,582        89
Allowance for loan losses                             2,018     2,137     1,794        (6)      12      2,018     1,794        12
Goodwill                                              7,322     7,407       382        (1)      --      7,322       382        --
Assets                                              108,888   109,176    50,316        --      116    108,888    50,316       116
Core deposits                                        81,581    83,308    37,858        (2)     115     81,581    37,858       115
Common stockholders' equity                          13,512    13,884     3,566        (3)     279     13,512     3,566       279
Stockholders' equity                                 14,112    14,923     4,055        (5)     248     14,112     4,055       248

Capital ratios
  Common stockholders' equity to assets               12.41%    12.71%     7.09%       (2)      75      12.41%     7.09%       75
  Stockholders' equity to assets                      12.96     13.66      8.06        (5)      61      12.96      8.06        61
  Risk-based capital (2)
    Tier 1 capital                                     7.60      7.04      8.81         8      (14)      7.60      8.81       (14)
    Total capital                                     11.60     11.05     12.46         5       (7)     11.60     12.46        (7)
  Leverage (2)                                         6.60      6.12      7.46         8      (12)      6.60      7.46       (12)

Book value per common share                        $ 147.72  $ 149.44  $  75.93        (1)      95   $ 147.72  $  75.93        95

Staff (active, full-time equivalent)                 36,902    38,859    19,249        (5)      92     36,902    19,249        92

NET INCOME AND RATIOS EXCLUDING
  GOODWILL AND NONQUALIFYING CORE DEPOSIT
  INTANGIBLE AMORTIZATION AND BALANCES
    ("CASH" OR "TANGIBLE") (3)
Net income applicable to common stock              $    222  $    424  $    304       (48)     (27)  $  1,376  $  1,025        34
Net income per common share                            2.41      4.52      6.47       (47)     (63)     16.74     21.08       (21)
ROA                                                    0.97%     1.77%     2.56%      (45)     (62)      1.66%     2.12%      (22)
ROE                                                   16.99     31.91     40.69       (47)     (58)     28.46     34.92       (18)
Efficiency ratio                                       74.0      59.6      50.3        24       47       62.2      54.5        14

COMMON STOCK PRICE
High                                               $ 289.88  $ 264.00  $ 229.00        10       27   $ 289.88  $ 229.00        27
Low                                                  250.25    220.13    190.00        14       32     203.13    143.38        42
Period end                                           269.75    260.00    216.00         4       25     269.75    216.00        25
------------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) The December 31, 1996 ratios are preliminary.
(3) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $38 million and $1,151 million for the quarter ended December 31, 1996, respectively, and $122 million and $922 million for the year ended December 31, 1996, respectively. Goodwill amortization and average balance (which are not tax effected) were $80 million and $7,362 million for the quarter ended December 31, 1996, respectively, and $250 million and $5,614 million for the year ended December 31, 1996, respectively.


WELLS FARGO & COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
-------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                          Year
                                                          ended December 31,            ended December 31,
                                                          -----------------         %   -----------------         %
(in millions)                                                1996      1995    Change      1996      1995    Change
-------------------------------------------------------------------------------------------------------------------
      INTEREST INCOME
      Federal funds sold and securities purchased
 (1)    under resale agreements                            $    8    $    1       700%   $   29    $    4       625%
 (2)  Investment securities                                   211       139        52       779       599        30
 (3)  Mortgage loans held for sale                             --         3      (100)       --        76      (100)
 (4)  Loans                                                 1,582       867        82     5,688     3,403        67
 (5)  Other                                                    11        --        --        27         3       800
                                                           ------    ------              ------    ------
 (6)      Total interest income                             1,812     1,010        79     6,523     4,085        60
                                                           ------    ------              ------    ------
      INTEREST EXPENSE
 (7)  Deposits                                                446       247        81     1,586       997        59
      Federal funds purchased and securities sold
 (8)    under repurchase agreements                            20        38       (47)       92       199       (54)
 (9)  Commercial paper and other short-term borrowings          4         6       (33)       16        32       (50)
(10)  Senior and subordinated debt                             86        52        65       302       203        49
(11)  Guaranteed preferred beneficial interests in
        Company's subordinated debentures                       6        --        --         6        --        --
                                                           ------    ------              ------    ------
(12)      Total interest expense                              562       343        64     2,002     1,431        40
                                                           ------    ------              ------    ------        --
(13)  NET INTEREST INCOME                                   1,250       667        87     4,521     2,654        70
(14)  Provision for loan losses                                70        --        --       105        --        --
                                                           ------    ------              ------    ------
      Net interest income after
(15)    provision for loan losses                           1,180       667        77     4,416     2,654        66
                                                           ------    ------              ------    ------
      NONINTEREST INCOME
(16)  Service charges on deposit accounts                     233       121        93       868       478        82
(17)  Fees and commissions                                    207       116        78       740       433        71
(18)  Trust and investment services income                    110        65        69       377       241        56
(19)  Investment securities gains (losses)                      8        (3)       --        10       (17)       --
(20)  Sale of joint venture interest                           --       163      (100)       --       163      (100)
(21)  Other                                                     6       (28)       --       205        26       688
                                                           ------    ------              ------    ------
(22)      Total noninterest income                            564       434        30     2,200     1,324        66
                                                           ------    ------              ------    ------
      NONINTEREST EXPENSE
(23)  Salaries                                                397       187       112     1,357       713        90
(24)  Incentive compensation                                   80        33       142       227       126        80
(25)  Employee benefits                                       112        40       180       373       187        99
(26)  Equipment                                               129        54       139       399       193       107
(27)  Net occupancy                                           109        52       110       366       211        73
(28)  Goodwill                                                 80         9       789       250        35       614
(29)  Core deposit intangible                                  73        10       630       243        42       479
(30)  Other                                                   508       178       185     1,422       694       105
                                                           ------    ------              ------    ------
(31)      Total noninterest expense                         1,488       563       164     4,637     2,201       111
                                                           ------    ------              ------    ------
      INCOME BEFORE INCOME TAX
(32)    EXPENSE                                               256       538       (52)    1,979     1,777        11
(33)  Income tax expense                                      133       232       (43)      908       745        22
                                                           ------    ------              ------    ------
(34)  NET INCOME                                           $  123    $  306       (60)%  $1,071    $1,032         4%
                                                           ------    ------       ---    ------    ------       ---
                                                           ------     ------      ---    ------    ------       ---

      NET INCOME APPLICABLE TO
(35)    COMMON STOCK                                       $  103    $  295       (65)%  $1,004    $  990         1%
                                                           ------    ------       ---    ------    ------       ---
                                                           ------     ------      ---    ------    ------       ---

      PER COMMON SHARE
(36)  Net income                                           $ 1.12    $ 6.29       (82)%  $12.21    $20.37       (40)%
                                                           ------    ------       ---    ------    ------       ---
                                                           ------     ------      ---    ------    ------       ---

(37)  Dividends declared                                   $ 1.30    $ 1.15        13%   $ 5.20    $ 4.60        13%
                                                           ------    ------       ---    ------    ------       ---
                                                           ------     ------      ---    ------    ------       ---

(38)  Average common shares outstanding                      92.2      47.0        96%     82.2      48.6        69%
                                                           ------     ------      ---    ------    ------       ---
                                                           ------     ------      ---    ------    ------       ---
------------------------------------------------------------------------------------------------------------------------------------


WELLS FARGO & COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------

                                                                                            December 31,             %
                                                                                ------------------------
(in millions)                                                                       1996           1995         Change
----------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                                    $ 11,736        $ 3,375            248%
     Federal funds sold and securities
 (2)    purchased under resale agreements                                            187            177              6
 (3) Investment securities at fair value                                          13,505          8,920             51

 (4) Loans                                                                        67,389         35,582             89
 (5) Allowance for loan losses                                                     2,018          1,794             12
                                                                                --------        -------
 (6)    Net loans                                                                 65,371         33,788             93
                                                                                --------        -------
 (7) Due from customers on acceptances                                               197             98            101
 (8) Accrued interest receivable                                                     665            308            116
 (9) Premises and equipment, net                                                   2,406            862            179
(10) Core deposit intangible                                                       2,038            166             --
(11) Goodwill                                                                      7,322            382             --
(12) Other assets                                                                  5,461          2,240            144
                                                                                --------        -------

(13)       Total assets                                                         $108,888        $50,316            116%
                                                                                --------        -------            ---
                                                                                --------        -------            ---


     LIABILITIES
(14) Noninterest-bearing deposits                                               $ 29,073        $10,391            180%
(15) Interest-bearing deposits                                                    52,748         28,591             84
                                                                                --------        -------
(16)       Total deposits                                                         81,821         38,982            110
     Federal funds purchased and securities
(17)    sold under repurchase agreements                                           2,029          2,781            (27)
(18) Commercial paper and other short-term borrowings                                401            195            106
(19) Acceptances outstanding                                                         197             98            101
(20) Accrued interest payable                                                        171             85            101
(21) Other liabilities                                                             3,947          1,071            269
(22) Senior debt                                                                   2,120          1,783             19
(23) Subordinated debt                                                             2,940          1,266            132
(24) Guaranteed preferred beneficial interests in
        Company's subordinated debentures                                          1,150             --             --

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                                                 600            489             23
     Common stock - $5 par value,
        authorized 150,000,000 shares;
        issued and outstanding 91,474,425 shares and 46,973,319 shares               457            235             94
(26) Additional paid-in capital                                                   10,287          1,135            806
(27) Retained earnings                                                             2,749          2,174             26
(28) Cumulative foreign currency translation adjustments                              (4)            (4)            --
(29) Investment securities valuation allowance                                     23             26            (12)
                                                                                --------        -------

(30)       Total stockholders' equity                                             14,112          4,055            248
                                                                                --------        -------

(31)       Total liabilities and stockholders' equity                           $108,888        $50,316            116%
                                                                                --------        -------            ---
                                                                                --------        -------            ---
----------------------------------------------------------------------------------------------------------------------


WELLS FARGO & COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------
                                                                        Year ended December 31,
                                                                        -----------------------
(in millions)                                                               1996           1995
-----------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF YEAR                                              $  4,055       $  3,911
Net income                                                                 1,071          1,032
Preferred stock issued to First Interstate stockholders                      360             --
Preferred stock issued, net of issuance costs                                197             --
Common stock issued to First Interstate stockholders                      11,297             --
Common stock issued under employee benefit and
  dividend reinvestment                                                      117             90
Preferred stock redeemed                                                    (439)            --
Common stock repurchased                                                  (2,158)          (847)
Preferred stock dividends                                                    (67)           (42)
Common stock dividends                                                      (429)          (225)
Change in investment securities valuation allowance                           (3)           136
Fair value adjustment related to First Interstate stock options              111             --
                                                                        --------       --------
BALANCE, END OF YEAR                                                    $ 14,112       $  4,055
                                                                        --------       --------
                                                                        --------       --------
-----------------------------------------------------------------------------------------------


LOANS
-----------------------------------------------------------------------------------------------
                                                                                   December 31,
                                                                        -----------------------
(in millions)                                                               1996           1995
-----------------------------------------------------------------------------------------------

Commercial                                                              $ 19,515       $  9,750
Real estate 1-4 family first mortgage                                     10,425          4,448
Other real estate mortgage                                                11,860          8,263
Real estate construction                                                   2,303          1,366
Consumer:
  Real estate 1-4 family junior lien mortgage                              6,278          3,358
  Credit card                                                              5,462          4,001
  Other revolving credit and monthly payment                               8,374          2,576
                                                                        --------       --------
     Total consumer                                                       20,114          9,935
Lease financing                                                            3,003          1,789
Foreign                                                                      169             31
                                                                        --------       --------

     Total loans                                                        $ 67,389       $ 35,582
                                                                        --------       --------
                                                                        --------       --------
-----------------------------------------------------------------------------------------------

                                       -7-

WELLS FARGO & COMPANY AND SUBSIDIARIES
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
------------------------------------------------------------------------------------------------------------------------
                                                                             Quarter ended                   Year ended
------------------------------------------------------------------------------------------      ------------------------
                                                     DEC. 31,      Sept. 30,       Dec. 31,     DEC. 31,        Dec. 31,
(in millions)                                           1996           1996           1995         1996            1995
------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                        $  2,137       $  2,273       $  1,872     $  1,794        $  2,082

Allowance of First Interstate                             --             --             --          770              --

Sale of former First Interstate banks                    (11)            --             --          (11)             --

Provision for loan losses                                 70             35             --          105              --

Loan charge-offs:
  Commercial                                             (49)           (30)           (23)        (140)            (55)
  Real estate 1-4 family first mortgage                   (6)            (4)            (3)         (18)            (13)
  Other real estate mortgage                             (11)           (13)            (3)         (40)            (52)
  Real estate construction                                (3)            (5)            (5)         (13)            (10)
  Consumer:
    Real estate 1-4 family junior lien mortgage           (5)            (7)            (4)         (28)            (16)
    Credit card                                         (112)          (105)           (69)        (404)           (208)
    Other revolving credit and monthly payment           (62)           (52)           (17)        (186)            (53)
                                                    --------       --------       --------     --------        --------
      Total consumer                                    (179)          (164)           (90)        (618)           (277)
  Lease financing                                         (9)            (7)            (4)         (31)            (15)
                                                    --------       --------       --------     --------        --------
        Total loan charge-offs                          (257)          (223)          (128)        (860)           (422)
                                                    --------       --------       --------     --------        --------

Loan recoveries:
  Commercial                                              24             16              7           54              38
  Real estate 1-4 family first mortgage                    2              1             --            8               3
  Other real estate mortgage                              14              9             33           47              53
  Real estate construction                                 5              2             --           11               1
  Consumer:
    Real estate 1-4 family junior lien mortgage            2              2              1            9               3
    Credit card                                           11             10              3           36              13
    Other revolving credit and monthly payment            19             10              5           47              12
                                                    --------       --------       --------     --------        --------
      Total consumer                                      32             22              9           92              28
  Lease financing                                          2              2              1            8              11
                                                    --------       --------       --------     --------        --------
        Total loan recoveries                             79             52             50          220             134
                                                    --------       --------       --------     --------        --------
          Total net loan charge-offs                    (178)          (171)           (78)        (640)           (288)
                                                    --------       --------       --------     --------        --------

BALANCE, END OF PERIOD                              $  2,018       $  2,137       $  1,794     $  2,018        $  1,794
                                                    --------       --------       --------     --------        --------
                                                    --------       --------       --------     --------        --------

Total net loan charge-offs as a percentage
  of average loans (annualized) (1)                     1.04%           .98%           .90%        1.05%            .83%
                                                    --------       --------       --------     --------        --------
                                                    --------       --------       --------     --------        --------

Allowance as a percentage of total loans                3.00%          3.09%          5.04%        3.00%           5.04%
                                                    --------       --------       --------     --------        --------
                                                    --------       --------       --------     --------        --------
------------------------------------------------------------------------------------------------------------------------

(1) Average loans exclude first mortgage loans that were reclassified to a held-for-sale category on March 31, 1995 and subsequently sold by year-end 1995.


WELLS FARGO & COMPANY AND SUBSIDIARIES
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
-------------------------------------------------------------------------------------
                                                                         December 31,
                                                                ---------------------
(in millions)                                                     1996           1995
-------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                                    $  223         $  112
  Real estate 1-4 family first mortgage                             99             64
  Other real estate mortgage                                       349            307
  Real estate construction                                          25             46
  Consumer:
    Real estate 1-4 family junior lien mortgage                     15              8
    Other revolving credit and monthly payment                       1              1
  Lease financing                                                    2             --
                                                                ------         ------
      Total nonaccrual loans                                       714            538
Restructured loans                                                  10             14
                                                                ------         ------
Nonaccrual and restructured loans                                  724            552
As a percentage of total loans                                     1.1%           1.6%

Foreclosed assets                                                  219            186
Real estate investments (1)                                          4             12
                                                                ------         ------
Total nonaccrual and restructured loans
  and other assets                                              $  947         $  750
                                                                ------         ------
                                                                ------         ------
-------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $154 million and $95 million at December 31, 1996 and 1995, respectively.


WELLS FARGO & COMPANY AND SUBSIDIARIES
NONINTEREST INCOME
----------------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter                                   Year
                                                             ended December 31,                     ended December 31,
                                                           -------------------            %       -------------------            %
(in millions)                                                1996         1995       Change         1996         1995       Change
----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                        $  233       $  121           93%      $  868       $  478           82%
Fees and commissions:
  Credit card membership and other credit card fees            33           26           27          116           95           22
  Debit and credit card merchant fees                          27           17           59          112           65           72
  Charges and fees on loans                                    30           15          100          112           52          115
  Shared ATM network fees                                      35           13          169          102           51          100
  Mutual fund and annuity sales fees                           18            8          125           61           33           85
  All other                                                    64           37           73          237          137           73
                                                           ------       ------                    ------       ------
    Total fees and commissions                                207          116           78          740          433           71
Trust and investment services income:
  Asset management and custody fees                            60           33           82          214          129           66
  Mutual fund management fees                                  40           21           90          129           71           82
  All other                                                    10           11           (9)          34           41          (17)
                                                           ------       ------                    ------       ------
    Total trust and investment services income                110           65           69          377          241           56
Investment securities gains (losses)                            8           (3)          --           10          (17)          --
Sale of joint venture interest                                 --          163         (100)          --          163         (100)
Income from equity investments accounted for by the:
  Cost method                                                  45           18          150          137           58          136
  Equity method                                                11            9           22           24           39          (38)
Check printing charges                                         22           10          120           61           39           56
Losses from dispositions of operations                       (100)         (67)          49          (95)         (89)           7
Gains (losses) on sales of loans                               11            6           83           22          (40)          --
Losses on dispositions of premises and equipment              (21)         (16)          31          (46)         (31)          48
All other                                                      38           12          217          102           50          104
                                                           ------       ------                    ------       ------

    Total                                                  $  564       $  434           30%      $2,200       $1,324           66%
                                                           ------       ------          ---       ------       ------          ---
                                                           ------       ------          ---       ------       ------          ---
----------------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter                                   Year
                                                             ended December 31,                     ended December 31,
                                                           -------------------            %       -------------------            %
(in millions)                                                1996         1995       Change         1996         1995       Change
----------------------------------------------------------------------------------------------------------------------------------
Salaries                                                   $  397       $  187          112%      $1,357       $  713           90%
Incentive compensation                                         80           33          142          227          126           80
Employee benefits                                             112           40          180          373          187           99
Equipment                                                     129           54          139          399          193          107
Net occupancy                                                 109           52          110          366          211           73
Contract services                                             100           46          117          295          149           98
Goodwill                                                       80            9          789          250           35          614
Core deposit intangible:
  Nonqualifying (1)                                            64           --           --          206           --           --
  Qualifying                                                    9           10          (10)          37           42          (12)
Operating losses                                               73            6           --          145           45          222
Telecommunications                                             55           14          293          140           58          141
Advertising and promotion                                      50           24          108          116           73           59
Outside professional services                                  36           13          177          112           45          149
Postage                                                        28           13          115           96           52           85
Travel and entertainment                                       29           11          164           78           36          117
Stationery and supplies                                        27           10          170           76           37          105
Security                                                       18            6          200           56           21          167
Outside data processing                                        19            3          533           55           11          400
Check printing                                                 17            7          143           43           25           72
Escrow and collection agency fees                              11            4          175           33           15          120
Federal deposit insurance                                       1            5          (80)          28           52          (46)
Foreclosed assets                                               3           (1)          --            7            1          600
All other                                                      41           17          141          142           74           92
                                                           ------       ------                    ------       ------

    Total                                                  $1,488       $  563          164%    $  4,637       $2,201          111%
                                                           ------       ------          ---       ------       ------          ---
                                                           ------       ------          ---       ------       ------          ---
----------------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangibles acquired after February 1992 that are subtracted from stockholders' equity in computing regulatory capital for bank holding companies.


WELLS FARGO & COMPANY AND SUBSIDIARIES
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Quarter ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         1996                               1995
                                                             ---------------------------------    -------------------------------
                                                                                     INTEREST                            Interest
                                                              AVERAGE      YIELDS/     INCOME/    Average      Yields/     income/
     (in millions)                                            BALANCE       RATES     EXPENSE     balance       rates     expense
---------------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                               $    570        5.88%      $   8    $     83        5.59%      $   1
     Investment securities:
       At fair value (2):
 (2)     U.S. Treasury securities                               2,624        6.06          40         753        5.84          11
         Securities of U.S. government agencies
 (3)       and corporations                                     7,017        6.41         112       2,476        5.61          35
 (4)     Private collateralized  mortgage obligations           3,105        6.67          52       1,370        6.01          21
 (5)     Other securities                                         440        6.83           7         125       26.47           6
                                                             --------                   -----    --------                   -----
 (6)       Total investment securities at fair value           13,186        6.42         211       4,724        6.20          73
       At cost:
 (7)     U.S. Treasury securities                                  --          --          --         676        5.04           9
         Securities of U.S. government agencies
 (8)       and corporations                                        --          --          --       2,842        6.21          44
 (9)     Private collateralized mortgage obligations               --          --          --         762        5.91          11
(10)     Other securities                                          --          --          --         102        7.02           2
                                                             --------                   -----    --------                   -----
(11)          Total investment securities at cost                  --          --          --       4,382        6.00          66
                                                             --------                   -----    --------                   -----
(12)            Total investment securities                    13,186        6.42         211       9,106        6.10         139
(13) Mortgage loans held for sale (2)                              --          --          --         160        7.55           3
     Loans:
(14)   Commercial                                              18,897        8.93         424       9,167        9.83         227
(15)   Real estate 1-4 family first mortgage                   10,535        7.42         196       4,461        7.51          84
(16)   Other real estate mortgage                              12,039        9.54         288       8,010        9.46         191
(17)   Real estate construction                                 2,311       10.52          61       1,307       10.05          33
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage            6,348        9.45         151       3,356        8.67          73
(19)     Credit card                                            5,335       14.65         195       3,882       15.49         151
(20)     Other revolving credit and monthly payment             8,522        9.47         203       2,517       10.97          69
                                                             --------                   -----    --------                   -----
(21)       Total consumer                                      20,205       10.83         549       9,755       11.98         293
(22)   Lease financing                                          2,936        8.71          64       1,705        9.22          39
(23)   Foreign                                                    174        7.80           3          18          --          --
                                                             --------                   -----    --------                   -----
(24)          Total loans                                      67,097        9.42       1,585      34,423       10.03         867
(25) Other                                                        709        6.15          11          70          --          --
                                                             --------                   -----    --------                   -----
(26)            Total earning assets                         $ 81,562        8.88       1,815    $ 43,842        9.19       1,010
                                                             --------                   -----    --------                   -----
                                                             --------                            --------

     FUNDING SOURCES
     Deposits:
(27)   Interest-bearing checking                             $  3,000        1.28          10    $  2,946        1.01           8
(28)   Market rate and other savings                           34,012        2.66         227      15,955        2.66         107
(29)   Savings certificates                                    15,785        5.07         201       8,609        5.40         117
(30)   Other time deposits                                        331        6.79           5         297        7.64           6
(31)   Deposits in foreign offices                                227        4.85           3         673        5.75           9
                                                             --------                   -----    --------                   -----
(32)       Total interest-bearing  deposits                    53,355        3.33         446      28,480        3.44         247
     Federal funds purchased and securities sold
(33)   under repurchase agreements                              1,493        5.29          20       2,665        5.69          38
(34) Commercial paper and other short-term borrowings             416        3.66           4         431        5.69           6
(35) Senior debt                                                2,240        6.19          35       1,768        6.37          29
(36) Subordinated debt                                          2,941        6.90          51       1,405        6.60          23
     Guaranteed preferred beneficial interests in Company's
(37)   subordinated debentures                                    326        7.86           6          --          --          --
                                                             --------                   -----    --------                   -----
(38)            Total interest-bearing liabilities             60,771        3.68         562      34,749        3.92         343
(39) Portion of noninterest-bearing funding sources            20,791          --          --       9,093          --          --
                                                             --------                   -----    --------                   -----
(40)              Total funding sources                      $ 81,562        2.74         562    $ 43,842        3.11         343
                                                             --------                   -----    --------                   -----
                                                             --------                            --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(41)   A TAXABLE-EQUIVALENT BASIS (3)                                        6.14%   $  1,253                    6.08%    $   667
                                                                            -----    --------                   -----     -------
                                                                            -----    --------                   -----     -------
     NONINTEREST-EARNING ASSETS
(42) Cash and due from banks                                $  10,539                            $  2,858
(43) Goodwill                                                   7,362                                 386
(44) Other                                                      7,845                               2,083
                                                            ---------                            --------
                 Total noninterest-earning assets           $  25,746                            $  5,327
                                                            ---------                            --------
                                                            ---------                            --------

     NONINTEREST-BEARING FUNDING SOURCES
(45) Deposits                                               $  27,979                            $  9,433
(46) Other liabilities                                          3,917                               1,148
(47) Preferred stockholders' equity                               934                                 489
(48) Common stockholders' equity                               13,707                               3,350
     Noninterest-bearing funding sources used to
(49)   fund earning assets                                    (20,791)                             (9,093)
                                                            ---------                            --------
(50)            Net noninterest-bearing funding sources     $  25,746                            $  5,327
                                                            ---------                            --------
                                                            ---------                            --------

(51) TOTAL ASSETS                                           $ 107,308                            $ 49,169
                                                            ---------                            --------
                                                            ---------                            --------

------------------------------------------------------------------------------------------------------------------------------------

     (1) The average prime rate of Wells Fargo Bank was 8.25% and 8.72% for the quarters ended December 31, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.53% and 5.86% for the same quarters, respectively.
     (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $13,145 million and $4,708 million for the quarters ended December 31, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled $160 million for the quarter ended
         December 31, 1995.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for both quarterly periods presented.


WELLS FARGO & COMPANY AND SUBSIDIARIES
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended December 31,
                                                                                       1996                                   1995
                                                          ---------------------------------      ---------------------------------
                                                                                   INTEREST                               Interest
                                                          AVERAGE       YIELDS/      INCOME/     Average       Yields/      income/
    (in millions)                                         BALANCE        RATES      EXPENSE      balance        rates      expense
----------------------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
 (1)  under resale agreements                            $    522         5.55%    $     29     $     69         5.94%    $      4

    Investment securities:
      At fair value (2):
 (2)    U.S. Treasury securities                            2,460         5.77          142          499         6.34           31
        Securities of U.S. government agencies
 (3)       and corporations                                 6,980         6.20          435        1,426         5.55           81
 (4)    Private collateralized mortgage obligations         2,691         6.39          174        1,095         6.24           71
 (5)    Other securities                                      455         6.84           28           81        19.69           11
                                                         --------                  --------     --------                  --------
 (6)      Total investment securities at fair value        12,586         6.18          779        3,101         6.17          194
      At cost:
 (7)    U.S. Treasury securities                               --           --           --        1,246         4.88           61
        Securities of U.S. government agencies
 (8)      and corporations                                     --           --           --        4,428         6.07          269
 (9)    Private collateralized mortgage obligations            --           --           --        1,124         5.87           66
(10)    Other securities                                       --           --           --          145         6.90           10
                                                         --------                  --------     --------                  --------
(11)      Total investment securities at cost                  --           --           --        6,943         5.84          406
                                                         --------                  --------     --------                  --------
(12)        Total investment securities                    12,586         6.18          779       10,044         5.94          600
(13)Mortgage loans held for sale (2)                           --           --           --        1,002         7.48           76
    Loans:
(14)  Commercial                                           16,640         9.02        1,501        8,635         9.88          853
(15)  Real estate 1-4 family first mortgage                 9,601         7.43          713        5,867         7.36          432
(16)  Other real estate mortgage                           11,470         9.31        1,068        8,046         9.50          765
(17)  Real estate construction                              2,093        10.43          218        1,146        10.16          116
      Consumer:
(18)    Real estate 1-4 family junior lien mortgage         5,801         9.09          528        3,349         8.61          288
(19)    Credit card                                         4,938        14.87          734        3,547        15.59          552
(20)    Other revolving credit and monthly payment          7,329         9.57          701        2,397        10.68          257
                                                         --------                  --------     --------                  --------
(21)      Total consumer                                   18,068        10.87        1,963        9,293        11.81        1,097
(22)  Lease financing                                       2,557         8.82          226        1,498         9.22          138
(23)  Foreign                                                 145         6.62           10           23         7.54            2
                                                         --------                  --------     --------                  --------
(24)        Total loans                                    60,574         9.41        5,699       34,508         9.86        3,403
(25)Other                                                     432         6.29           27           62         5.47            3
                                                         --------                  --------     --------                  --------
(26)          Total earning assets                       $ 74,114         8.81        6,534     $ 45,685         8.93        4,086
                                                         --------                  --------     --------                  --------
                                                         --------                               --------

    FUNDING SOURCES
    Deposits:
(27)  Interest-bearing checking                          $  4,236         1.26           53     $  3,907         1.00           39
(28)  Market rate and other savings                        29,482         2.64          777       15,552         2.61          405
(29)  Savings certificates                                 14,433         4.93          712        8,080         5.25          424
(30)  Other time deposits                                     385         6.64           27          385         6.14           24
(31)  Deposits in foreign offices                             336         5.19           17        1,771         5.91          105
                                                         --------                  --------     --------                  --------
(32)      Total interest-bearing  deposits                 48,872         3.25        1,586       29,695         3.36          997
    Federal funds purchased and securities sold
(33)  under repurchase agreements                           1,769         5.22           92        3,401         5.84          199
(34)Commercial paper and other short-term borrowings          369         4.13           16          544         5.82           32
(35)Senior debt                                             2,213         6.13          136        1,618         6.67          107
(36)Subordinated debt                                       2,403         6.93          166        1,459         6.55           96
    Guaranteed preferred beneficial interests in
(37)  Company's subordinated debentures                        82         7.82            6           --           --           --
                                                         --------                  --------     --------                  --------
(38)        Total interest-bearing liabilities             55,708         3.59        2,002       36,717         3.90        1,431
(39)Portion of noninterest-bearing funding sources         18,406           --           --        8,968           --           --
                                                         --------                  --------     --------                  --------
(40)          Total funding sources                      $ 74,114         2.70        2,002     $ 45,685         3.13        1,431
                                                         --------                  --------     --------                  --------
                                                         --------                               --------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(41)  A TAXABLE-EQUIVALENT BASIS (3)                                      6.11%    $  4,532                      5.80%    $  2,655
                                                                         -----     --------                     -----     --------
                                                                         -----     --------                     -----     --------

    NONINTEREST-EARNING ASSETS
(42)Cash and due from banks                              $  7,977                               $  2,681
(43)Goodwill                                                5,614                                    399
(44)Other                                                   5,687                                  2,002
                                                         --------                               --------
              Total noninterest-earning assets           $ 19,278                               $  5,082
                                                         --------                               --------
                                                         --------                               --------

    NONINTEREST-BEARING FUNDING SOURCES
(45)Deposits                                             $ 22,739                               $  9,085
(46)Other liabilities                                       2,796                                  1,142
(47)Preferred stockholders' equity                            779                                    489
(48)Common stockholders' equity                            11,370                                  3,334
    Noninterest-bearing funding sources used to
(49)  fund earning assets                                 (18,406)                                (8,968)
                                                         --------                               --------
(50)          Net noninterest-bearing funding sources    $ 19,278                               $  5,082
                                                         --------                               --------
                                                         --------                               --------

    TOTAL ASSETS                                         $ 93,392                               $ 50,767
                                                         --------                               --------
                                                         --------                               --------
---------------------------------------------------------------------------------------------------------------------------------

    (1) The average prime rate of Wells Fargo Bank was 8.27% and 8.83% for the years ended December 31, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.51% and 6.04% for the same years, respectively.
    (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $12,610 million and $3,144 million for the years ended December 31, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled $1,012 million for the year ended December 31, 1995.
    (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for both years presented.